Exhibit 10.17

October 24, 2014

O.Com Land, LLC
Attn: Robert Hughes
6350 S 3000 E

Salt Lake City, UT 84121
Ph:  801-947-4375

Legal Entity Identifier: 549300JZYLC3JY0LK205

Re: Interest Rate Swap Transaction between U.S. Bank National Association (“Party A”) and O.Com Land, LLC (“Party B”)

Ladies/Gentlemen:

The purpose of this letter is to set forth the terms and conditions of the Swap Transaction entered into between Party A and Party B on the Trade Date referred to below.  This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.                 If Party A and Party B are parties to an ISDA Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between said parties (a “Master Agreement”), this Confirmation supplements, forms a part of, and is subject to, such Master Agreement. If Party A and Party B are not yet parties to a Master Agreement, this Confirmation will supplement, form a part of, and be subject to, provisions contained or incorporated by reference in such Master Agreement upon its execution by Party A and Party B.  All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation, except as modified below.  In addition, if a Master Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between Party A and Party B as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

2.                 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap

Notional Amount:	USD 1,932,319.99 Amortizing (see Schedule A)

Trade Date:	October 24, 2014

Effective Date:	September 1, 2015

Termination Date:	October 1, 2023, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:

Beginning October 1, 2015 and thereafter on the 1st day of each month, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with no adjustment to Period End Dates.

Fixed Rate:	2.615%

Fixed Rate Day Count Fraction:	ACT/360

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:

Beginning October 1, 2015 and thereafter on the 1st day of each month, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with no adjustment to Period End Dates.

Floating Rate for Initial Calculation Period:	TBD

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate Day Count Fraction:	ACT/360

Designated Maturity:	1 Month

Spread:	NONE

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Reset Business Days:	London and New York

Calculation Agent:	U.S. Bank National Association

Compounding:	Inapplicable

Payments to Fixed Rate Payer:	Please Provide

Payments to Floating Rate Payer:	Please Provide

Payment Business Days:	New York

3.              In connection with this Confirmation, the Transaction to which this Confirmation relates and any other documentation relating to the Agreement, each party to this Confirmation represents and acknowledges to the other party that:

i.                  it has no recourse for and is not relying upon any legal, tax, regulatory, accounting or other advice, statements or recommendations (whether written or oral) of the other party regarding such Transaction, other than the written representations expressly made by that other party in the Agreement and in the Confirmations in respect of such Transaction;

ii.               it has the capacity to evaluate (internally or through independent professional advice) such Transaction (including decisions regarding the appropriateness or suitability of such Transaction) and has made its own decision to enter into such Transaction;

iii.            it understands the terms, conditions and risks of such transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

iv.           it is entering into such Transaction as principal and not as agent for any other party;

v.              it acknowledges and agrees that the other party is not acting as a fiduciary or advisor to it in connection with such Transaction;

vi.           it acknowledges that U.S. Bank National Association has advised counterparty to consult its own tax, accounting and legal advisors in connection with this transaction evidenced by this confirmation and that it has done so; and

vii.        it is entering into such Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business, and not for purposes of speculation.

4. The Mid-Market Mark at time of trade: 2.44500%

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation enclosed for that purpose and returning a copy via fax to:

U.S. Bank Deriv Products Group
Attention: Capital Market Derivatives
Fax # 855-203-9959

U.S. Bank National Association

By:	Georgia Malamis
Title: Vice President

Accepted and confirmed as of the date first above written:

O.Com Land, LLC

By: Carter Lee

Title:	Manager
10/24/2014 4:14 PM

Schedule A - Amortization Table

(dates subject to applicable business day convention)

Floating Rate Leg			Fixed Rate Leg
Start Date	End Date (up to but excluding)	Notional	Start Date	End Date (up to but excluding)	Notional
9/1/2015	10/1/2015	$1,932,317.99	9/1/2015	10/1/2015	$1,932,317.99
10/1/2015	11/1/2015	$4,953,986.32	10/1/2015	11/1/2015	$4,953,986.32
11/1/2015	12/1/2015	$7,975,654.12	11/1/2015	12/1/2015	$7,975,654.12
12/1/2015	1/1/2016	$10,846,718.71	12/1/2015	1/1/2016	$10,846,718.71
1/1/2016	2/1/2016	$13,525,712.36	1/1/2016	2/1/2016	$13,525,712.36
2/1/2016	3/1/2016	$15,765,757.89	2/1/2016	3/1/2016	$15,765,757.89
3/1/2016	4/1/2016	$18,071,565.29	3/1/2016	4/1/2016	$18,071,565.29
4/1/2016	5/1/2016	$18,967,686.11	4/1/2016	5/1/2016	$18,967,686.11
5/1/2016	6/1/2016	$19,856,886.19	5/1/2016	6/1/2016	$19,856,886.19
6/1/2016	7/1/2016	$20,899,352.73	6/1/2016	7/1/2016	$20,899,352.73
7/1/2016	8/1/2016	$21,900,579.44	7/1/2016	8/1/2016	$21,900,579.44
8/1/2016	9/1/2016	$22,764,792.14	8/1/2016	9/1/2016	$22,764,792.14
9/1/2016	10/1/2016	$23,878,853.20	9/1/2016	10/1/2016	$23,878,853.20
10/1/2016	11/1/2016	$24,252,800.00	10/1/2016	11/1/2016	$24,252,800.00
11/1/2016	12/1/2016	$24,252,800.00	11/1/2016	12/1/2016	$24,252,800.00
12/1/2016	1/1/2017	$24,252,800.00	12/1/2016	1/1/2017	$24,252,800.00
1/1/2017	2/1/2017	$24,252,800.00	1/1/2017	2/1/2017	$24,252,800.00
2/1/2017	3/1/2017	$24,203,141.65	2/1/2017	3/1/2017	$24,203,141.65
3/1/2017	4/1/2017	$24,153,483.30	3/1/2017	4/1/2017	$24,153,483.30
4/1/2017	5/1/2017	$24,103,824.95	4/1/2017	5/1/2017	$24,103,824.95
5/1/2017	6/1/2017	$24,054,166.60	5/1/2017	6/1/2017	$24,054,166.60
6/1/2017	7/1/2017	$24,004,508.25	6/1/2017	7/1/2017	$24,004,508.25
7/1/2017	8/1/2017	$23,954,849.90	7/1/2017	8/1/2017	$23,954,849.90
8/1/2017	9/1/2017	$23,905,191.55	8/1/2017	9/1/2017	$23,905,191.55
9/1/2017	10/1/2017	$23,855,533.20	9/1/2017	10/1/2017	$23,855,533.20
10/1/2017	11/1/2017	$23,805,874.85	10/1/2017	11/1/2017	$23,805,874.85
11/1/2017	12/1/2017	$23,756,216.50	11/1/2017	12/1/2017	$23,756,216.50
12/1/2017	1/1/2018	$23,706,558.15	12/1/2017	1/1/2018	$23,706,558.15
1/1/2018	2/1/2018	$23,656,899.80	1/1/2018	2/1/2018	$23,656,899.80
2/1/2018	3/1/2018	$23,607,241.45	2/1/2018	3/1/2018	$23,607,241.45
3/1/2018	4/1/2018	$23,557,583.10	3/1/2018	4/1/2018	$23,557,583.10
4/1/2018	5/1/2018	$23,507,924.75	4/1/2018	5/1/2018	$23,507,924.75
5/1/2018	6/1/2018	$23,458,266.40	5/1/2018	6/1/2018	$23,458,266.40
6/1/2018	7/1/2018	$23,408,608.05	6/1/2018	7/1/2018	$23,408,608.05
7/1/2018	8/1/2018	$23,358,949.70	7/1/2018	8/1/2018	$23,358,949.70
8/1/2018	9/1/2018	$23,309,291.35	8/1/2018	9/1/2018	$23,309,291.35
9/1/2018	10/1/2018	$23,259,633.00	9/1/2018	10/1/2018	$23,259,633.00
10/1/2018	11/1/2018	$23,209,974.65	10/1/2018	11/1/2018	$23,209,974.65
11/1/2018	12/1/2018	$23,160,316.30	11/1/2018	12/1/2018	$23,160,316.30
12/1/2018	1/1/2019	$23,110,657.95	12/1/2018	1/1/2019	$23,110,657.95

Floating Rate Leg			Fixed Rate Leg
Start Date	End Date (up to but excluding)	Notional	Start Date	End Date (up to but excluding)	Notional
1/1/2019	2/1/2019	$23,060,999.60	1/1/2019	2/1/2019	$23,060,999.60
2/1/2019	3/1/2019	$23,011,341.25	2/1/2019	3/1/2019	$23,011,341.25
3/1/2019	4/1/2019	$22,961,682.90	3/1/2019	4/1/2019	$22,961,682.90
4/1/2019	5/1/2019	$22,912,024.55	4/1/2019	5/1/2019	$22,912,024.55
5/1/2019	6/1/2019	$22,862,366.20	5/1/2019	6/1/2019	$22,862,366.20
6/1/2019	7/1/2019	$22,812,707.85	6/1/2019	7/1/2019	$22,812,707.85
7/1/2019	8/1/2019	$22,763,049.50	7/1/2019	8/1/2019	$22,763,049.50
8/1/2019	9/1/2019	$22,713,391.15	8/1/2019	9/1/2019	$22,713,391.15
9/1/2019	10/1/2019	$22,663,732.80	9/1/2019	10/1/2019	$22,663,732.80
10/1/2019	11/1/2019	$22,614,074.45	10/1/2019	11/1/2019	$22,614,074.45
11/1/2019	12/1/2019	$22,564,416.10	11/1/2019	12/1/2019	$22,564,416.10
12/1/2019	1/1/2020	$22,514,757.75	12/1/2019	1/1/2020	$22,514,757.75
1/1/2020	2/1/2020	$22,465,099.40	1/1/2020	2/1/2020	$22,465,099.40
2/1/2020	3/1/2020	$22,415,441.05	2/1/2020	3/1/2020	$22,415,441.05
3/1/2020	4/1/2020	$22,365,782.70	3/1/2020	4/1/2020	$22,365,782.70
4/1/2020	5/1/2020	$22,316,124.35	4/1/2020	5/1/2020	$22,316,124.35
5/1/2020	6/1/2020	$22,266,466.00	5/1/2020	6/1/2020	$22,266,466.00
6/1/2020	7/1/2020	$22,216,807.65	6/1/2020	7/1/2020	$22,216,807.65
7/1/2020	8/1/2020	$22,167,149.30	7/1/2020	8/1/2020	$22,167,149.30
8/1/2020	9/1/2020	$22,117,490.95	8/1/2020	9/1/2020	$22,117,490.95
9/1/2020	10/1/2020	$22,067,832.60	9/1/2020	10/1/2020	$22,067,832.60
10/1/2020	11/1/2020	$22,018,174.25	10/1/2020	11/1/2020	$22,018,174.25
11/1/2020	12/1/2020	$21,968,515.90	11/1/2020	12/1/2020	$21,968,515.90
12/1/2020	1/1/2021	$21,918,857.55	12/1/2020	1/1/2021	$21,918,857.55
1/1/2021	2/1/2021	$21,869,199.20	1/1/2021	2/1/2021	$21,869,199.20
2/1/2021	3/1/2021	$21,819,540.85	2/1/2021	3/1/2021	$21,819,540.85
3/1/2021	4/1/2021	$21,769,882.50	3/1/2021	4/1/2021	$21,769,882.50
4/1/2021	5/1/2021	$21,720,224.15	4/1/2021	5/1/2021	$21,720,224.15
5/1/2021	6/1/2021	$21,670,565.80	5/1/2021	6/1/2021	$21,670,565.80
6/1/2021	7/1/2021	$21,620,907.45	6/1/2021	7/1/2021	$21,620,907.45
7/1/2021	8/1/2021	$21,571,249.10	7/1/2021	8/1/2021	$21,571,249.10
8/1/2021	9/1/2021	$21,521,590.75	8/1/2021	9/1/2021	$21,521,590.75
9/1/2021	10/1/2021	$21,471,932.40	9/1/2021	10/1/2021	$21,471,932.40
10/1/2021	11/1/2021	$21,422,274.05	10/1/2021	11/1/2021	$21,422,274.05
11/1/2021	12/1/2021	$21,372,615.70	11/1/2021	12/1/2021	$21,372,615.70
12/1/2021	1/1/2022	$21,322,957.35	12/1/2021	1/1/2022	$21,322,957.35
1/1/2022	2/1/2022	$21,273,299.00	1/1/2022	2/1/2022	$21,273,299.00
2/1/2022	3/1/2022	$21,223,640.65	2/1/2022	3/1/2022	$21,223,640.65
3/1/2022	4/1/2022	$21,173,982.30	3/1/2022	4/1/2022	$21,173,982.30
4/1/2022	5/1/2022	$21,124,323.95	4/1/2022	5/1/2022	$21,124,323.95
5/1/2022	6/1/2022	$21,074,665.60	5/1/2022	6/1/2022	$21,074,665.60
6/1/2022	7/1/2022	$21,025,007.25	6/1/2022	7/1/2022	$21,025,007.25
7/1/2022	8/1/2022	$20,975,348.90	7/1/2022	8/1/2022	$20,975,348.90
8/1/2022	9/1/2022	$20,925,690.55	8/1/2022	9/1/2022	$20,925,690.55

Floating Rate Leg			Fixed Rate Leg
Start Date	End Date (up to but excluding)	Notional	Start Date	End Date (up to but excluding)	Notional
9/1/2022	10/1/2022	$20,876,032.20	9/1/2022	10/1/2022	$20,876,032.20
10/1/2022	11/1/2022	$20,826,373.85	10/1/2022	11/1/2022	$20,826,373.85
11/1/2022	12/1/2022	$20,776,715.50	11/1/2022	12/1/2022	$20,776,715.50
12/1/2022	1/1/2023	$20,727,057.15	12/1/2022	1/1/2023	$20,727,057.15
1/1/2023	2/1/2023	$20,677,398.80	1/1/2023	2/1/2023	$20,677,398.80
2/1/2023	3/1/2023	$20,627,740.45	2/1/2023	3/1/2023	$20,627,740.45
3/1/2023	4/1/2023	$20,578,082.10	3/1/2023	4/1/2023	$20,578,082.10
4/1/2023	5/1/2023	$20,528,423.75	4/1/2023	5/1/2023	$20,528,423.75
5/1/2023	6/1/2023	$20,478,765.40	5/1/2023	6/1/2023	$20,478,765.40
6/1/2023	7/1/2023	$20,429,107.05	6/1/2023	7/1/2023	$20,429,107.05
7/1/2023	8/1/2023	$20,379,448.70	7/1/2023	8/1/2023	$20,379,448.70
8/1/2023	9/1/2023	$20,329,790.35	8/1/2023	9/1/2023	$20,329,790.35
9/1/2023	10/2/2023	$20,280,132.00	9/1/2023	10/2/2023	$20,280,132.00